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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

           Date of Report (Date of Earliest Event Reported)    December 17, 2002
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       Capital One Auto Receivables, LLC/Capital One Finance Trust 2002-C
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          333-89452-02                                   31-175007
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      (Commission File Number)                   (Registrant's I.R.S. Employer
                                                      Identification No.)

                 1680 Capital One Drive, McLean, Virginia         22102
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  (Address of Principal Executive Offices)                      (Zip Code)

                                 (703) 720-1000
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              (Registrant's Telephone Number, Including Area Code)

             2980 Fairview Park Drive, Falls Church, Virginia 22042
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         The Registrant is filing the exhibit listed in Item 7(c) below in connection with the issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3-A Asset Backed Notes, Class A-3-B Asset Backed Notes and Class A-4 Asset Backed Notes by Capital One Auto Finance Trust 2002-C described in the Final Prospectus Supplement dated December 6, 2002.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit

  No.            Document Description
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8.1              Opinion of Mayer, Brown, Rowe & Maw with respect to tax matters





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 17, 2002

                                       CAPITAL ONE AUTO RECEIVABLES, LLC

                                       By:  /s/ Jeffery Elswick
                                           -----------------------------
                                       Name:  Jeffery Elswick
                                       Title:    President



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